UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 7, 2024

Date of Report (Date of earliest event reported)

Commission File Number	Exact name of registrant as specified in its charter State or other jurisdiction of incorporation Address of principal executive offices Registrant’s telephone number, including area code	IRS Employer Identification No.
001-37591	EASTERN ENERGY GAS HOLDINGS, LLC (A Virginia Limited Liability Company) 10700 Energy Way Glen Allen, Virginia 23060 804-613-5100	46-3639580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
EASTERN ENERGY GAS HOLDINGS, LLC	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 9, 2024, Eastern Energy Gas Holdings, LLC (the “Company”) issued $900,000,000 aggregate principal amount of the Company’s 2024 Series A 5.650% Senior Notes due 2054 (the “Senior Notes”). The Senior Notes were offered and sold pursuant to the provisions of an underwriting agreement (the “Underwriting Agreement”) among the Company, BofA Securities, Inc., MUFG Securities Americas Inc., SMBC Nikko Securities America, Inc., Truist Securities, Inc. and U.S. Bancorp Investments, Inc., as representatives for several underwriters (collectively, the “Underwriters”), dated October 7, 2024. The Underwriting Agreement contains certain customary representations, warranties and covenants concerning the Company and the registration statement relating to the offering of the Senior Notes. In addition, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

The Senior Notes were issued pursuant to the Indenture, dated October 1, 2013 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the Sixteenth Supplemental Indenture, dated October 9, 2024 (the “Supplemental Indenture”).

The Company intends to use the net proceeds from the sale of the Senior Notes, together with other available funds, to refinance the Company’s (a) 2019 Series A Notes, maturing on November 15, 2024 in an aggregate outstanding principal amount of $600,000,000, and (b) 2014 Series B Notes, maturing on December 15, 2024 in an aggregate outstanding principal amount of $339,000,000.

The Senior Notes will be redeemable prior to maturity, under the terms and conditions set forth in the Supplemental Indenture.

The descriptions of the Underwriting Agreement, the Indenture, the Supplemental Indenture and the Senior Notes are qualified in their entirety by reference to the Underwriting Agreement, the Indenture, the Supplemental Indenture and the specimen global certificate evidencing the Senior Notes, copies of which are filed as exhibits to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 7, 2024

4.1	Indenture, dated October 1, 2013 (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-4 filed April 4, 2014, File No. 333-195066)

4.2	Sixteenth Supplemental Indenture, dated October 9, 2024

4.3	Specimen of the 2024 Series A 5.650% Senior Notes due 2054 (included in Exhibit 4.2 hereto)

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Anne E. Bomar

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)

23.2	Consent of Anne E. Bomar (included in Exhibit 5.2 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN ENERGY GAS HOLDINGS, LLC
Date: October 9, 2024

/s/ Scott C. Miller
Scott C. Miller
Vice President, Chief Financial Officer and Treasurer

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